SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant : [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, For use of the Commission
                     Only (as permitted by Rule 14a-6(e)(2)

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------

                           Fremont Mutual Funds, Inc.

                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
         (1) Amount previously paid:

--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration no.:
                                    Schedule 14A; 33-23453; 811-05632

--------------------------------------------------------------------------------

         (3) Filing Party: Fremont Mutual Funds, Inc.

--------------------------------------------------------------------------------

         (4) Date Filed: June 25, 1998

--------------------------------------------------------------------------------

                                 INDEX OF FILING


I.       Documents for Fremont California Intermediate Tax-Free Fund

         1.        Shareholder Letter for Fremont California Intermediate Tax-
                           Free Fund

         2.        Fremont California Intermediate Tax-Free Fund Proxy Statement


         3.        Proxy Voting Card

                              IMPORTANT PROXY VOTE
         FOR FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND SHAREHOLDERS.
                        PLEASE READ AND RESPOND PROMPTLY


                                                                    June 6, 1998

Dear Shareholder:

PLEASE READ THIS LETTER  . . . IMPORTANT DOCUMENTS ENCLOSED.

I am writing to inform you of a Special Meeting of Shareholders of the Fremont California Intermediate Tax-Free Fund shareholders that will be held on July 24, 1998. The purpose of the meeting is to vote on one important proposal concerning the Fund. As a shareholder, you have the opportunity to voice your opinion on this matter that affects your Fund. Please read the enclosed materials and cast your vote on the proxy card.

The Fremont Board of Directors has recommended that the proxy resolution presented below be approved and adopted by Fremont the Fremont California Intermediate Tax-Free Fund shareholders. For your convenience we have briefly outlined the proxy proposal you are being asked to vote on:

     Multi-Manager Exemption: Fremont Investment Advisors, Inc. (the "Advisor"), is responsible to the shareholders for the selection and oversight of portfolio managers and sub-advisors for the Fremont Funds. Currently the Advisor may employ, terminate, or change portfolio managers for the Fremont the Fremont California Intermediate Tax-Free Fund only after obtaining shareholder approval. The Advisor is requesting shareholder approval of a proposal to amend the Fund's investment advisory agreement, which will permit the Advisor to hire subadvisors for the Fund or modify subadvisory agreements without a shareholder vote. Implementing this policy could benefit shareholders by reducing Fund expenses, allowing for more timely subadvisor changes when warranted, and improving operational efficiencies.

In this packet you will find two items:

o The proxy statement - this explains more about the proposal outlined above, and provides the background and purpose of this resolution.

o     The proxy card - to use as a ballot.

Voting by mail is quick and easy. Everything you need is enclosed. We encourage you to exercise your rights as a shareholder and vote promptly. To cast your vote, simply complete and sign the proxy card and return it in the enclosed postage-paid envelope no later than July 20, 1998. Or, if you would like to cast your vote in person, you may do so at the special shareholder meeting that will take place at July 24, 1998 in the main conference room on the 26th floor of 333 Market Street, San Francisco. If you have any questions about any of these materials, please call us at 800-548-4539 (press 1). Thank you for your participation and for investing with Fremont Mutual Funds.

Sincerely,




Michael H. Kosich
President

P.S. Your vote is important, so please make sure you complete and sign the enclosed proxy card and mail it back to us in the postage-paid envelope before the July 20th response deadline.

                           FREMONT MUTUAL FUNDS, INC.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on July 24, 1998

         A Special Meeting of Shareholders (the "Meeting") of the FREMONT CALIFORNIA INTERMEDIATE TAX FREE FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on July 24, 1998 at 10:00 a.m. for the following purposes:

         1. To consider and act upon the approval of a proposal to permit Fremont investment Advisors, Inc. to hire and terminate subadvisers or modify subadvisory agreements without shareholder approval.

         2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on July 1, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Directors


                                           Tina Thomas, Secretary

--------------------------------------------------------------------------------
         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

San Francisco, California
July 6, 1998

                           FREMONT MUTUAL FUNDS, INC.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                333 Market Street
                                   26th Floor
                            San Francisco, CA 94105
                                 (800) 548-4539

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held On July 24, 1998



                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont California Intermediate Tax Free Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on July 24, 1998 at 10:00 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The costs of preparing,  printing,  mailing and  soliciting the proxies will be borne Fremont Investment Advisors, Inc. (the "Advisor"). In addition, certain officers, directors and employees of the Advisor and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies on behalf of the omnibus accounts. Investment Company Administration Corporation will solicit proxies from all other accounts at no cost, except for out-of-pocket expenses.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 as amended (the "1940 Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve an arrangement to permit the Advisor to hire and terminate subadvisers or modify subadvisory agreements without shareholder approval (Proposal I).

         In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

         The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Board of Directors of the Company has fixed the close of business on July 1, 1998 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had (Record date shares) outstanding shares, each with a par value of $0.0001 per share.

         The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about July 1, 1998.

         As of the Record Date, BF Fund Limited owned (PCT)% and Willis Slusser & Marion Slusser owned (PCT)% of the outstanding shares of the Fund. As of the Record Date, to the best knowledge of the Fund, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.

                                   BACKGROUND

         The Advisor is seeking shareholder approval to make certain changes to the Fund's operations. The proposed change would allow the Advisor to change subadvisers and modify subadvisory agreements without approval of the Fund's shareholders.

                                   PROPOSAL I

         APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT
               MANAGER TO HIRE AND TERMINATE SUBADVISERS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

         The Advisor currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (as defined above, the "Current Agreement") with the Company. The Advisor currently does not employ any subadviser with respect to the Fund. However, the Advisor may engage subadvisers in the future. The Company is proposing to permit the Advisor to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with subadvisers without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

         Section 15 of the 1940 Act requires that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Advisor received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Advisor to hire new subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing subadvisers, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Advisor have agreed to the imposition of the following conditions:

         (1) The Advisor will not enter into a subadvisory agreement with a subadviser that is an "affiliated person," as defined in the 1940 Act, of the Company or the Advisor (an "Affiliated Manager"), other than by reason of serving as a subadviser to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

         (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act (as defined above, "Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

         (3) When a subadviser change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Manager derives an inappropriate advantage.

         (4) The Advisor will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies;
         (ii) select subadviser(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Advisor and one or more subadvisers; (iv) monitor and evaluate the performance of subadvisers; and (v) seek to ensure that the subadvisers comply with the Fund's investment objectives, policies and restrictions.

         (5) Within 60 days of the hiring of any new subadviser or the implementation of any proposed material change in a subadvisory agreement, the Advisor will furnish shareholders all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Advisor to the subadviser and any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a subadvisory agreement. The Advisor will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

         (6) The Fund will disclose in its Prospectus the existence, substance and effect of the SEC Order.

         (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

         (8) No director or officer of the Company or the Advisor will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a subadviser except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by or is under common control with the Advisor; (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser.

In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new subadvisers engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Directors. In order to approve new subadvisers, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisers to investment companies comparable to the Fund. The Board will review the ability of the subadviser to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the subadviser with respect to compliance and regulatory matters over the past fiscal year. The Board will review the subadviser's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the subadviser's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of subadvisers.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the Advisor to hire and terminate subadvisers or modify subadvisory agreements without shareholder approval. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

                               GENERAL INFORMATION

Officers and Directors of the Advisor

         The Advisor's principal executive officers are set forth below. The address of each as it relates to his/her duties at the Advisor, is the same as the Advisor.

Name                                Position with the Advisor          Position with the Company
----                                -------------------------          -------------------------
David L. Redo                       President and Director             Chairman, Chief Executive
                                                                       Officer and Director

Michael H. Kosich                   Managing Director                  President and Director

Albert W. Kirschbaum                Managing Director                  Senior Vice President

Peter F. Landini                    Managing Director                  Executive Vice President and
                                                                       Director

Other Matters to Come Before the Meeting

         Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

Reports to Shareholders

         The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company on request. Request for such report should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2900, San Francisco, California 94105-4022, or to (800) 548-4539.

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Very truly yours,




Tina Thomas
Secretary

                                      PROXY

                  Fremont California Intermediate Tax-Free Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                  July 24, 1998

                             SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                            FREMONT MUTUAL FUNDS, INC.


         The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Fremont California Intermediate Tax-Free Fund (the "Fund"), a series of Fremont Mutual Funds, Inc. (the Company), to be held on July 24, 1998 at the offices of Fremont Mutual Funds, Inc., 333 Market Street, 26th Floor, San Francisco, California, 94105, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on July 1, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JULY 1, 1998. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.


         1.  Approval  to permit the  Investment  Manager to hire and  terminate
         subadvisors  or  modify  subadvisory   agreements  without  shareholder
         approval:

              FOR [  ]                    AGAINST [  ]              ABSTAIN [  ]


Dated:  ______________, 1998
                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)


                                             -----------------------------------
                                             Signature (if held jointly)



                                             -----------------------------------
                                             Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.